UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     February 19, 2025

Benchmark 2025-V13 Mortgage Trust

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0002049534)

Citigroup Commercial Mortgage Securities Inc.

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001258361)

Citi Real Estate Funding Inc.

(Central Index Key number: 0001701238)

Goldman Sachs Mortgage Company

(Central Index Key number 0001541502)

Barclays Capital Real Estate Inc.

(Central Index Key Number 0001549574)

German American Capital Corporation

(Central Index Key number: 0001541294)

Bank of Montreal

(Central Index Key number 0000927971)

(Exact name of sponsors as specified in their charters)

Delaware	333-262701-08	86-1073506
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

388 Greenwich Street
New York, New York	10013
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code     (212) 816-5343

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On February 19, 2025 (the “Closing Date”), Citigroup Commercial Mortgage Securities Inc. (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of February 1, 2025 (the “Pooling and Servicing Agreement”), between the Depositor, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Savings Fund Society, FSB, as trustee, of the Benchmark 2025-V13 Mortgage Trust (the “Issuing Entity”), Commercial Mortgage Pass-Through Certificates, Series 2025-V13 (the “Certificates”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement. The Pooling and Servicing Agreement was attached as Exhibit 4.1 to the Depositor’s Current Report on Form 8-K/A, filed with the Securities and Exchange Commission (the “Commission”) on February 19, 2025 under Commission File No. 333-262701-08 (the “Form 8-K/A”).

The Certificates consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-3, Class A-4, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”), (ii) the Class D, Class E-RR, Class F-RR, Class G-RR, Class J-RR, Class S and Class R Certificates (collectively, the “Private Certificates” and, collectively with the Public Certificates, the “Pool Certificates”), and (iii) the Class HCB, Class HCC, Class HCD, Class HCE and Class HCRR Certificates (collectively, the “Loan Specific Certificates”).

On February 7, 2025, Citigroup Global Markets Inc. (“CGMI”), Deutsche Bank Securities Inc. (“DBSI”), Goldman Sachs & Co. LLC (“GS&Co.”), Barclays Capital Inc. (“BCI”), BMO Capital Markets Corp. (“BMO Capital”), Academy Securities, Inc. (“Academy”) and Drexel Hamilton, LLC (“Drexel” and, collectively with CGMI, DBSI, GS&Co., BCI, BMO Capital and Academy, in such capacity, the “Underwriters”), had entered into an agreement with the Depositor, dated February 7, 2025 (the “Underwriting Agreement”), with respect to the sale of the Public Certificates, which have an aggregate initial principal amount of $690,642,000. The Underwriting Agreement was attached as Exhibit 1 to the Form 8-K/A.

In addition, the Depositor also entered into an agreement to sell the Private Certificates, which have an aggregate initial principal amount of $76,738,000, to CGMI, DBSI, GS&Co., BCI, BMO Capital, Academy and Drexel (collectively in such capacity, the “Initial Purchasers”), pursuant to a purchase agreement, dated as of February 7, 2025 (the “Certificate Purchase Agreement”), among the Depositor and the Initial Purchasers. The Private Certificates will be sold in a transaction exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(a)(2) of the Act.

The Depositor also entered into an agreement to sell the Loan-Specific Certificates, which have an aggregate initial principal amount of $141,000,000, to BMO Capital and CGMI (collectively in such capacity, the “Loan-Specific Initial Purchasers”), pursuant to a purchase agreement, dated as of February 7, 2025 (the “Certificate Purchase Agreement”), among the Depositor and the Loan-Specific Initial Purchasers. The Loan-Specific Certificates will be sold in a transaction exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(a)(2) of the Act.

The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Preliminary Prospectus, dated February 4, 2025, and by the Prospectus, dated February 7, 2025 (the “Prospectus”), in negotiated transactions or otherwise at varying prices determined at the time of sale. In connection with the issuance, and sale to the Underwriters, of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached hereto as Exhibit 5.

The net proceeds of the sale of the Certificates were applied to the purchase by the Depositor from Citi Real Estate Funding Inc. (“CREFI”), Goldman Sachs Mortgage Company, German American Capital Corporation, Barclays Capital Real Estate Inc. and Bank of Montreal of the mortgage loans backing the Certificates (the “Mortgage Loans”).  The net proceeds to the Depositor of the offering of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of $4,515,508, were approximately $911,278,489.  Of the expenses paid by the Depositor, approximately $340,115 were paid directly to affiliates of the Depositor, $50,000 in the form of fees were paid to the Underwriters and the Initial Purchasers, $0 were paid to or for the Underwriters and the Initial Purchasers, and $4,125,394 were other expenses.  All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses.  No underwriting discounts and commissions or finder’s fees were paid by the Depositor.

Further information regarding sales of the Public Certificates is set forth in the Underwriting Agreement (including, as to the price per class of Public Certificates, on Schedule II thereto) and in the Depositor’s Prospectus, dated February 7, 2025. The related registration statement (file no. 333-262701) was originally declared effective on April 22, 2022.

CREFI, in its capacity as “retaining sponsor” (as such term is defined in Regulation RR (12 C.F.R. Part 43) promulgated under Section 15G of the Securities Exchange Act of 1934, as amended (“Regulation RR”)) (the “Retaining Sponsor”), is satisfying its credit risk retention obligation under Regulation RR in connection with the “securitization transaction” (as such term is defined in Regulation RR) involving the offer and sale of the Pool Certificates (exclusive of the Class R Certificates), by the purchase on the Closing Date and holding by a third-party purchaser, which is V13 B-Piece Grand Avenue Partners, LLC, of an “eligible horizontal residual interest” (as such term is defined in Regulation RR) consisting of all of the Class E-RR, Class F-RR, Class G-RR and Class J-RR Certificates.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description
Exhibit 5	Legality Opinion of Orrick, Herrington & Sutcliffe LLP, dated February 19, 2025
Exhibit 8	Tax Opinion of Orrick, Herrington & Sutcliffe LLP, dated February 19, 2025 (included as part of Exhibit 5)
Exhibit 23	Consent of Orrick, Herrington & Sutcliffe LLP, dated February 19, 2025 (included as part of Exhibit 5)

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 19, 2025	CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC.

	By:	/s/ Richard Simpson
		Name:	Richard Simpson
		Title:	President

BMARK 2025-V13 – Form 8-K